Exhibit 99.1

Symbotic Reports Fourth Quarter

and Fiscal Year 2022 Results

Achieved Record Quarterly Revenue of $244 Million (167% Growth Year Over Year)

Rick Cohen Named Chief Executive Officer

Established Key Partnerships to Support Growth Through 2025

Expanded Customer Base with New Multi-System Win

Wilmington, Massachusetts (November 21, 2022) — Symbotic Inc. (Nasdaq: SYM), a leader in A.I.-enabled robotics technology for the supply chain, today announced financial results for its fourth quarter and fiscal year ended September 24, 2022. Symbotic posted revenue of $244.4 million, a net loss of $53.3 million and an adjusted EBITDA loss1 of $20.4 million for the fourth quarter of fiscal 2022. In the same quarter of fiscal 2021, Symbotic had revenue of $91.7 million, a net loss of $31.5 million and an adjusted EBITDA loss1 of $24.0 million.

For the full fiscal year 2022, Symbotic reported revenue of $593.3 million, reflecting 136% growth year over year, a loss of $139.1 million, and an adjusted EBITDA loss1 of $89.8 million.

The company also announced that Symbotic Chairman of the Board and current President & Chief Product Officer, Rick Cohen, will return to his role as Chief Executive Officer. Michael Loparco will serve as a Special Advisor to the Board for a period of transition.

“Reflecting on our critical next phase of growth, we determined that a single point of leadership is the best way to lead Symbotic. Michael helped us scale for future growth and advanced our partner network and operations,” said Rick Cohen. “We thank him for his contributions and wish him success in his future endeavors.”

“Symbotic achieved record quarterly revenue with accelerated system installations during the fourth quarter. We are excited to have established multiple worldwide outsourcing partnerships to support our robust growth plans through 2025, and we expanded our customer base with a new multi-system win,” continued Rick Cohen.

“Fourth quarter 2022 revenue grew 167% and adjusted EBITDA margin1 improved by more than 14 percentage points, compared to the same period a year ago,” said Symbotic Chief Financial Officer Tom Ernst. “We initiated a record five system deployments during the fourth quarter as we continue to rapidly scale operations and deliver for our customers.” “For our first quarter of fiscal 2023, we expect revenue of $170 million to $200 million, more than double our first quarter fiscal 2022 revenue. We also expect an adjusted EBITDA2 loss of $21 million to $25 million reflecting reduced system cost, offset by continued investments in innovation and scaling of our business.”

Webcast Information

Symbotic will host a webcast today at 5:00 pm EST to discuss its fourth quarter and fiscal year 2022 results. The webcast link is: https://edge.media-server.com/mmc/go/Symbotic-Q4-2022

####

[1]

Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization) and Adjusted EBITDA margin (Adjusted EBITDA divided by revenue) are non-GAAP measures as defined below under “Use of Non-GAAP Financial Information.” See the tables below for reconciliations to net loss, the most comparable GAAP measure.

[2]

Symbotic is not providing guidance for net loss, which is the most comparable GAAP financial measure to adjusted EBITDA, because information reconciling forward-looking adjusted EBITDA to net loss is unavailable to it without unreasonable effort. Symbotic is not able to provide reconciliations of adjusted EBITDA to GAAP financial measures because certain items required for such reconciliations are outside of Symbotic’s control and/or cannot be reasonably predicted, such as the provision for stock-based compensation.

ABOUT SYMBOTIC

Symbotic is an automation technology leader reimagining the supply chain with its end-to-end, A.I.-powered robotic and software platform. Symbotic reinvents the warehouse as a strategic asset for the world’s largest retail, wholesale, and food & beverage companies. Applying next-generation technology, high-density storage and machine learning to solve today’s complex distribution challenges, Symbotic enables companies to move goods with unmatched speed, agility, accuracy and efficiency. As the backbone of commerce Symbotic transforms the flow of goods and the economics of the supply chain for its customers. For more information, visit www.symbotic.com.

USE OF NON-GAAP FINANCIAL INFORMATION

Symbotic reports its financial results in accordance with Generally Accepted Accounting Principles in the United States (“U.S. GAAP”). This press release contains financial measures that are not recognized under U.S. GAAP (“non-GAAP”), including adjusted EBITDA. These non-GAAP measures have limitations as an analytical tool as they do not have a standardized meaning prescribed by U.S. GAAP. The non-GAAP financial measures Symbotic uses may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies and, therefore, are unlikely to be comparable to similar measures presented by other companies. Rather, these non-GAAP measures are provided as a supplement to corresponding U.S. GAAP measures to provide additional information regarding the results of operations from management’s perspective. Accordingly, non-GAAP measures should not be considered a substitute for, in isolation from, or superior to, the financial information prepared and presented in accordance with U.S. GAAP. All non-GAAP measures presented in this press release are reconciled to their closest reported U.S. GAAP measures. Symbotic recommends that investors review the reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures provided in the financial statement tables included below in this press release, and not rely on any single financial measure to evaluate its business.

Symbotic defines adjusted EBITDA, a non-GAAP financial measure, as GAAP net loss excluding the following items: interest income; income taxes; depreciation and amortization of tangible and intangible assets; unit-based compensation; business combination transaction expenses; and other non-recurring items that may arise from time to time. Adjusted EBITDA margin is calculated by dividing Adjusted EBITDA by revenue. In addition to Symbotic’s financial results determined in accordance with U.S. GAAP, Symbotic believes that adjusted EBITDA and Adjusted EBITDA margin, non-GAAP financial measures, are useful in evaluating the performance of Symbotic’s business because they highlight trends in its core business.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Symbotic’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning our possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions.

Forward-looking statements include, but are not limited to, statements about the ability of or expectations regarding Symbotic to:

•	meet the technical requirements of existing or future supply agreements with its customers, including with respect to existing backlog;

•	expand its target customer base and maintain its existing customer base;

•	anticipate industry trends;

•	maintain and enhance its platform;

•	maintain the listing of the Symbotic Class A Common Stock on Nasdaq;

•	execute its growth strategy;

•	develop, design and sell systems that are differentiated from those of competitors;

•	execute its research and development strategy;

•	acquire, maintain, protect and enforce intellectual property;

•	attract, train and retain effective officers, key employees or directors;

•	comply with laws and regulations applicable to its business;

•	stay abreast of modified or new laws and regulations applying to its business;

•	successfully defend litigation;

•	issue equity securities in connection with the transactions;

•	meet future liquidity requirements and, if applicable, comply with restrictive covenants related to long-term indebtedness;

•	timely and effectively remediate any material weaknesses in our internal control over financial reporting;

•	anticipate rapid technological changes; and

•	effectively respond to general economic and business conditions.

Forward-looking statements also include, but are not limited to, statements with respect to:

•	the future performance of our business and operations;

•	expectations regarding revenues, expenses, Adjusted EBITDA loss and anticipated cash needs;

•	expectations regarding cash flow, liquidity and sources of funding;

•	expectations regarding capital expenditures;

•	the anticipated benefits of Symbotic’s leadership structure;

•	the effects of pending and future legislation;

•	business disruption;

•	risks related to the impact of the COVID-19 pandemic on the financial condition and results of operations of Symbotic;

•	disruption to the business due to the Symbotic’s dependency on certain customers;

•	increasing competition in the warehouse automation industry;

•	any delays in the design, production or launch of our systems and products;

•	the failure to meet customers’ requirements under existing or future contracts or customer’s expectations as to price or pricing structure;

•	any defects in new products or enhancements to existing products; and

•

the fluctuation of operating results from period to period due to a number of factors, including the pace of customer adoption of our new products and services and any changes in our product mix that shift too far into lower gross margin products.

Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in Symbotic’s Registration Statement on Form S-1 filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 29, 2022 and amended on July 20, 2022. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and Symbotic believes there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements are provided for the purposes of assisting the reader in understanding our financial performance, financial position and cash flows as of and for periods ended on certain dates and to present information about management’s current expectations and plans relating to the future, and the reader is cautioned not to place undue reliance on these forward-looking statements because of their inherent uncertainty and to appreciate the limited purposes for which they are being used by management. While we believe that the assumptions and expectations reflected in the forward-looking statements are reasonable based on information currently available to management, there is no assurance that such assumptions and expectations will prove to have been correct. Forward-looking statements speak only as of the date they are made and are based on the beliefs, estimates, expectations and opinions of management on that date. Symbotic is not under any obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports that Symbotic has filed or will file from time to time with the SEC.

In addition to factors previously disclosed in Symbotic’s Registration Statement on Form S-1 filed with the SEC on June 29, 2022, and amended on July 20, 2022 and those identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: failure to realize the benefits expected from the business combination between SVF Investment Corp. 3 (“SVF”) and Symbotic (the “Business Combination”) pursuant to that certain Agreement and Plan of Merger, dated December 12, 2021 (the “Merger Agreement”), by and among SVF, Warehouse Technologies LLC, Symbotic Holdings LLC and Saturn Acquisition (DE) Corp. that closed on June 7, 2022; the effects of pending and future legislation; and risks related to the impact of the COVID-19 pandemic on the financial condition and results of operations of Symbotic.

Any financial projections in this press release or discussed during the webcast are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Symbotic’s control. While all projections are necessarily speculative, Symbotic believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Symbotic, or its representatives, considered or considers the projections to be a reliable prediction of future events.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Symbotic and is not intended to form the basis of an investment decision in Symbotic. The forward-looking statements contained in this press release and other reports we file with, or furnish to, the SEC and other regulatory agencies and made by our directors, officers, other employees and other persons authorized to speak on our behalf are expressly qualified in their entirety by these cautionary statements.

INVESTOR RELATIONS CONTACT

Jeff Evanson

Vice President, Investor Relations & Corporate Development

ir@symbotic.com

MEDIA CONTACT

Kimberly Zminkowski

Director, Marketing

mediainquiry@symbotic.com

Symbotic Inc. and Subsidiaries

Consolidated Statements of Operations

(in thousands, except share and per share information)

	Three Months Ended			Year Ended
	September 24, 2022	June 25, 2022	September 25, 2021	September 24, 2022	September 25, 2021
Revenue:
Systems	$237,696	$169,503	$85,535	$567,993	$227,563
Software maintenance and support	933	862	1,233	3,735	4,009
Operation services	5,783	5,187	4,940	21,584	20,341

Total revenue	244,412	175,552	91,708	593,312	251,913
Cost of revenue:
Systems	199,704	136,015	77,837	464,179	216,577
Software maintenance and support	1,166	1,269	705	4,390	2,962
Operation services	6,813	6,724	5,314	25,096	21,927

Total cost of revenue	207,683	144,008	83,856	493,665	241,466

Gross profit (loss)	36,729	31,544	7,852	99,647	10,447

Operating expenses:
Research and development expenses	43,462	35,140	20,909	124,141	73,386
Selling, general, and administrative expenses	47,575	29,435	18,435	115,881	59,442

Total operating expenses	91,037	64,575	39,344	240,022	132,828

Operating loss	(54,308)	(33,031)	(31,492)	(140,375)	(122,381)

Other income, net	1,050	156	8	1,286	67

Loss before income tax	(53,258)	(32,875)	(31,484)	(139,089)	(122,314)
Income tax benefit	—	—	—	—	—

Net loss	(53,258)	(32,875)	(31,484)	(139,089)	(122,314)
Net loss attributable to Legacy Warehouse unitholders prior to the Business Combination	—	(19,178)	(31,484)	(72,134)	(122,314)
Net loss attributable to noncontrolling interests	(47,709)	(12,383)	—	(60,092)	—

Net loss attributable to common stockholders	$(5,549)	$(1,314)	$—	$(6,863)	$—

Loss per share of Class A Common Stock: (1)
Basic and Diluted	$(0.10)	$(0.03)	$—	$(0.13)	$—
Weighted-average shares of Class A Common Stock outstanding:
Basic and Diluted	54,800,914	50,664,146	—	54,086,381	$—

(1)

Loss per share information has not been presented for periods prior to the Business Combination, as it resulted in values that would not be meaningful to the users of these consolidated financial statements.

Symbotic Inc. and Subsidiaries

Reconciliation of Non-GAAP Financial Measures

(in thousands)

	Three Months Ended			Year Ended
	September 24, 2022	June 25, 2022	September 25, 2021	September 24, 2022	September 25, 2021
Net loss	$(53,258)	$(32,875)	$(31,484)	$(139,089)	$(122,314)
Interest income	(1,083)	(178)	(9)	(1,287)	(35)
Income tax benefit	—	—	—	—	—
Depreciation and amortization	1,789	1,426	1,283	5,989	4,491
Unit and Stock-based compensation	30,426	8,967	4,517	40,556	11,736
Business Combination transaction expenses	1,669	869	1,664	4,069	2,761

Adjusted EBITDA	$(20,457)	$(21,791)	$(24,029)	$(89,762)	$(103,361)

Symbotic Inc. and Subsidiaries

Supplemental Common Share Information

Total Common Shares issued and outstanding:

	September 24, 2022	June 25, 2022
Class A Common Shares issued and outstanding	57,718,836	50,664,146
Class V-1 Common Shares issued and outstanding	79,237,388	60,844,573
Class V-3 Common Shares issued and outstanding	416,933,025	416,933,025

	553,889,249	528,441,744

Symbotic Inc. and Subsidiaries

Consolidated Balance Sheets

(in thousands)

	September 24, 2022	September 25, 2021
ASSETS
Current assets:
Cash and cash equivalents	$353,457	$156,634
Accounts receivable	3,412	63,370
Unbilled accounts receivable	101,816	—
Inventories	91,900	33,561
Deferred expenses	29,150	489
Prepaid expenses and other current assets	25,663	6,366

Total current assets	605,398	260,420
Property and equipment, at cost	48,722	37,177
Less: Accumulated depreciation	(23,844)	(18,560)

Property and equipment, net	24,878	18,617
Intangible assets, net	650	1,164
Other long-term assets	337	334

Total assets	$631,263	$280,535

LIABILITIES, REDEEMABLE PREFERRED AND COMMON UNITS AND EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$68,448	$28,018
Accrued expenses	47,312	31,131
Sales tax payable	12,953	18,405
Deferred revenue, current	394,244	259,418

Total current liabilities	522,957	336,972
Deferred revenue, long-term	31,465	216,538
Other long-term liabilities	7,901	3,993

Total liabilities	562,323	557,503

Commitments and contingencies	—	—
Redeemable preferred and common units:
Preferred units, Class B-1, 0 units authorized, issued, and outstanding at September 24, 2022 and 2 units authorized, 1 unit issued and outstanding at September 25, 2021	—	232,278
Preferred units, Class B, 0 units authorized, issued, and outstanding at September 24, 2022 and 1 unit authorized, issued, and outstanding at September 25, 2021	—	459,007
Common units, Class C, 0 units authorized, issued, and outstanding at September 24, 2022 and 428,571 units authorized, issued, and outstanding at September 25, 2021	—	144,975
Equity (deficit):
Common voting units, Class A, 0 units authorized, issued, and outstanding at September 24, 2022 and 7,071,424 units authorized, 5,997,632 units issued and outstanding at September 25, 2021	—	16,809
Common shares, Class A, 3,000,000,000 shares authorized, 57,718,836 shares issued and outstanding at September 24, 2022 and 0 shares authorized, issued, and outstanding at September 25, 2021	6	—
Common voting shares, Class V-1, 1,000,000,000 shares authorized, 79,237,388 shares issued and outstanding at September 24, 2022 and 0 shares authorized, issued, and outstanding at September 25, 2021	8	—
Common voting shares, Class V-3, 450,000,000 shares authorized, 416,933,025 shares issued and outstanding at September 24, 2022 and 0 shares authorized, issued, and outstanding at September 25, 2021	42	—
Additional paid-in capital - warrants	58,126	26,999
Additional paid-in capital	1,237,865	—
Accumulated deficit	(1,286,569)	(1,154,944)
Accumulated other comprehensive loss	(2,294)	(2,092)

Total stockholders’ equity / members’ deficit	7,184	(1,113,228)
Noncontrolling interest	61,756	—

Total equity (deficit)	68,940	(1,113,228)

Total liabilities, redeemable preferred and common units, and equity (deficit)	$631,263	$280,535

Symbotic Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended			Year Ended
	September 24, 2022	June 25, 2022	September 25, 2021	September 24, 2022	September 25, 2021
Cash flows from operating activities:
Net loss	$(53,258)	$(32,875)	$(31,484)	$(139,089)	$(122,314)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	1,789	1,426	1,283	5,989	4,491
Foreign currency losses	47	23	6	25	53
Losses on abandonment of assets	—	—	—	4,098	—
Stock-based compensation	26,808	—	27	26,858	97
Deferred taxes, net	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable	(852)	25,950	12,914	(508)	(1,619)
Inventories	34,372	(55,400)	(10,225)	(59,572)	(16,817)
Prepaid expenses and other current assets	(78,074)	(22,120)	626	(121,143)	3,736
Deferred expenses	(28,604)	(541)	36,518	(28,665)	132,683
Other long-term assets	39	29	710	49	2,313
Accounts payable	(27,563)	42,295	14,740	41,528	22,169
Accrued expenses	25,157	21,505	9,914	37,898	16,187
Deferred revenue	46,703	(15,680)	(22,052)	80,377	67,100
Other long-term liabilities	1,918	1,561	566	3,908	1,488

Net cash and cash equivalents provided by (used in) operating activities	(51,518)	(33,827)	13,543	(148,247)	109,567
Cash flows from investing activities:
Purchases of property and equipment	(7,181)	(2,209)	(6,835)	(17,950)	(12,168)
Proceeds from sale of assets	—	—	—	—	—

Net cash and cash equivalents used in investing activities	(7,181)	(2,209)	(6,835)	(17,950)	(12,168)
Cash flows from financing activities:
Net proceeds from equity infusion from the Business Combination	—	384,672	—	384,672	—
Purchase of interest from non-controlling interest	—	(300,000)	—	(300,000)	—
Proceeds from exercise of warrants	—	103,980	—	277,776	—
Class B-1 Preferred Unit member contributions	—	—	—	—	—

Net cash and cash equivalents provided by financing activities	—	188,652	—	362,448	—
Effect of exchange rate changes on cash and cash equivalents	494	2	1,021	572	971
Net increase (decrease) in cash and cash equivalents	(58,205)	152,618	7,729	196,823	98,370
Cash and cash equivalents - beginning of period	411,662	259,044	148,905	156,634	58,264

Cash and cash equivalents - end of period	$353,457	$411,662	$156,634	$353,457	$156,634